                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) May 31, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        000-26534            13-3671221
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(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

     4 Science Park, New Haven, CT                               06511
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

     On May 31, 2006, the Company provided an update on its clinical and preclinical programs, and its initial commercialization efforts for
Cloretazine(R) (VNP40101M). The foregoing description is qualified by reference to the press release dated May 31, 2006 filed as Exhibit 99.1 to this Current
Report.

     Following the release, the Company held a conference call hosted by Alan
Kessman, the Company's Chief Executive Officer, Howard Johnson, the Company's
President and Chief Financial Officer, Ann Cahill, the Company's Vice President
of Clinical Development and Meghan Fitzgerald, the Company's Chief Business
Officer. The transcript of the conference call is attached as Exhibit 99.2 to this Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (D) EXHIBITS.

     Exhibit 99.1 Press release dated May 31, 2006.

     Exhibit 99.2 Transcript of conference call held on May 31, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VION PHARMACEUTICALS, INC.

Date: June 2, 2006            By: /s/ Howard B. Johnson
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                                  Name:  Howard B. Johnson
                                  Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit 99.1 Press release dated May 31, 2006.

Exhibit 99.2 Transcript of conference call held on May 31, 2006

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